Exhibit 8.1 Schedule of subsidiaries

COMPANY NAME	COUNTRY OF REGISTRATION	COMPANY NAME	COUNTRY OF REGISTRATION
1695711 Ontario Inc.	Canada	Aviva Brands (No. 2) Limited	United Kingdom
20 Gracechurch (General Partner) Limited	United Kingdom	Aviva Brands Ireland Limited	Ireland
2-10 Mortimer Street (GP No1) Limited	United Kingdom	Aviva Brands Limited	United Kingdom
2-10 Mortimer Street GP Limited	United Kingdom	Aviva Canada Inc.	Canada
A.G.S. Customer Services (India) Private Limited (AGSCS)	India	Aviva Central Services UK Limited	United Kingdom
A.G.S. Lanka (Pvt) Limited (AGSL)	Sri Lanka	Aviva Commercial Finance Limited	United Kingdom
ABN AMRO Assuradeuren NV	Netherlands	Aviva Company Secretarial Services Limited	United Kingdom
ABN AMRO Levensversekering NV	Netherlands	Aviva Consulting & Training SRL	Romania
ABN AMRO Schadeverzekering NV	Netherlands	Aviva Consumer Products UK Limited	United Kingdom
ABN AMRO Verzekeringen NV	Netherlands	Aviva Convertibles SICAV	France
ACM Investors, L.L.C.	USA	Aviva Deposits UK Limited	United Kingdom
ACM Trademarks, LLC	USA	Aviva Developpement SICAV	France
Actis China Investment Company Limited	Mauritius	Aviva Direct Ireland Limited	Ireland
Adepa Partipacoes Limitada	Brazil	Aviva Director Services Limited	United Kingdom
Advisor One Securities LLC	USA	Aviva Diversifié SICAV	France
AFER Immo	France	Aviva Domains Limited	United Kingdom
AFER-SFER SICAV	France	Aviva Driving School Ireland Limited	Ireland
AFRP Sarl	Luxembourg	Aviva Eletbiztosito Zartkoruen
Agents 3A SNC	France	Mukodo Resvenytarsasag	Hungary
Ahorro Andaluz SA	Spain	Aviva Employment Services Limited	United Kingdom
Airport Property GP (No.2) Limited	United Kingdom	Aviva Epargne Retraite	France
Alhambra Barnsley Limited	Jersey	Aviva Equity Release UK Limited	United Kingdom
Alhambra One Limited	United Kingdom	Aviva Europe SE	Ireland
Alhambra Two Limited	United Kingdom	Aviva Europe Services France	France
American Investors Sales Group, Inc.	USA	Aviva Europe SICAV	France
Ameritas Investment Corp.	USA	Aviva Financial Services Limited	United Kingdom
AmerUs Land Development, Inc.	USA	Aviva France	France
Amstelhuys NV	Netherlands	Aviva General Insurance LLC	Russia
Amsterdamse Beleggings Associatie BV	Netherlands	Aviva Gestion S.G.I.I.C SA (Sociedad Unipersonal)	Spain
Anna Livia Properties Ltd	Ireland	Aviva Global Services (Management Services)
Antarius	France	Private Limited (AGSMS)	Singapore
APIA Nominee 1 Limited	United Kingdom	Aviva Group Holdings Limited	United Kingdom
APIA Nominee 2 Limited	United Kingdom	Aviva Group Ireland plc	Ireland
Apia Regional Office Fund (General Partner) Limited	England	Aviva Group Services Ireland Limited	Ireland
Apia Regional Office Fund (No.1) Limited	United Kingdom	Aviva Grupo Corporativo S.L. (Sociedad Unipersonal)	Spain
Area Life International Assurance Limited	Ireland	Aviva Health Group Ireland Limited	Ireland
Ark Life Assurance Company Limited	Ireland	Aviva Health Insurance Ireland Limited	Ireland
Aseguradora Valenciana SA,		Aviva Health UK limited	United Kingdom
de Seguros y Reaseguros (Aseval)	Spain	Aviva Holdings (France) Limited	United Kingdom
Ashford Investor (General Partner) Ltd.	United Kingdom	Aviva Holdings Ireland Limited	Ireland
Ashford Investor (Partnership Trustco) Ltd.	United Kingdom	Aviva Holdings CED II (Luxembourg) Sarl	Luxembourg
Ashley Centre One Limited	United Kingdom	Aviva Insurance Company of Canada	Canada
Ashley Centre Two Limited	United Kingdom	Aviva Insurance Europe SE	Ireland
Ashley Epsom Limited	Jersey	Aviva Insurance Limited	Scotland
Ashtenne (Severnside) Limited	United Kingdom	Aviva Insurance Services UK Limited	United Kingdom
Ashtenne Industrial (General Partner) Limited	United Kingdom	Aviva Insurance UK Limited	United Kingdom
Ashtenne Industrial Fund		Aviva International Holdings Limited	United Kingdom
Nominee No. 1 Limited	United Kingdom	Aviva International Insurance Limited	United Kingdom
Ashtenne Industrial Fund		AVIVA INVESTISSEMENTS SAS	France
Nominee No. 2 Limited	United Kingdom	Aviva Investment Advisory Services Private Limited	India
Assets & Real Estate Holding NV	Netherlands	Aviva Investment Finance Ireland Limited	Ireland
Assurances Jean-Claude Leclerc Inc.	Canada	Aviva Investment Management Europe SE	Ireland
ASSUREWEB LIMITED	United Kingdom	Aviva Investment Management Services Europe SE	Ireland
Avipop Assicurazioni SpA	Italy	Aviva Investors (FP) Limited	United Kingdom
Avipop Vita SpA	Italy	Aviva Investors (GP) Scotland Limited	Scotland
Aviva Annuity UK Limited	United Kingdom	Aviva Investors Asia Pte. Ltd	Singapore
Aviva Asia Holdings Private Limited	Singapore	Aviva Investors Britania Sicav	France
Aviva Asia Pte Ltd.	Singapore	Aviva Investors Canada Inc.	Canada
Aviva Asigurari de Viata SA	Romania	Aviva Investors Channel Islands Ltd.	Guernsey
Aviva Asset Management Limited	United Kingdom	Aviva Investors Commercial Assets GP Limited	United Kingdom
Aviva Assicurazioni SpA	Italy	Aviva Investors EBC GP Limited	United Kingdom
Aviva Assicurazioni Vita SpA	Italy	Aviva Investors Employment Services Ltd	United Kingdom
Aviva Assignment Corporation	USA	Aviva Investors European Renewable
Aviva Assurances SA	France	Energy Fund SICAV	Luxembourg
		Aviva Investors France S.A.	France

COMPANY NAME	COUNTRY OF REGISTRATION	COMPANY NAME	COUNTRY OF REGISTRATION
Aviva Investors Fund Services Ltd	United Kingdom	Aviva Life UK Limited	United Kingdom
Aviva Investors Global Services Ltd	United Kingdom	Aviva London Assignment Corporation	USA
Aviva Investors GR SPV 1 Limited	United Kingdom	Aviva Ltd.	Singapore
Aviva Investors GR SPV 2 Limited	United Kingdom	Aviva NDB Finance Lanka (Private) Limited (ANFL)	Sri Lanka
Aviva Investors GR SPV 3 Limited	United Kingdom	AVIVA NDB Insurance PLC	Sri Lanka
Aviva Investors GR SPV 4 Limited	United Kingdom	Aviva Nominees UK Limited	United Kingdom
Aviva Investors GR SPV 5 Limited	United Kingdom	Aviva Oblig International SICAV	France
Aviva Investors Ground Rent GP Limited	United Kingdom	Aviva Oblirea SICAV	France
Aviva Investors Ground Rent Holdco Limited	United Kingdom	Aviva Ocean Racing Limited	United Kingdom
Aviva Investors Group Holdings Limited	United Kingdom	Aviva Overseas Holdings Limited	United Kingdom
Aviva Investors Holdings Ltd	United Kingdom	Aviva Participations SA	France
Aviva Investors Infrastructure GP Limited	United Kingdom	Aviva Patrimoine SICAV	France
Aviva Investors Ireland Holdings Limited	Ireland	Aviva (Peak No.1) UK Limited	United Kingdom
Aviva Investors Ireland Limited	Ireland	Aviva (Peak No.2) UK Limited	United Kingdom
Aviva Investors Jersey Nominee Limited	Jersey	Aviva Pension Trustees UK Limited	United Kingdom
Aviva Investors Jersey Unit Trusts Management Ltd	Jersey	Aviva Pensii Private - Societate de Administrare
Aviva Investors Lion Limited	United Kingdom	a Fondurilor de Pensii Private SA	Romania
Aviva Investors London Ltd	United Kingdom	Aviva Portfolio Investment Services Ltd	Hong Kong
Aviva Investors Luxembourg SA	Luxembourg	Aviva Powszechne Towarzystwo
Aviva Investors Mercure SICAV	France	Emerytalne Aviva BZ WBK S.A.	Poland
Aviva Investors North America Holdings Inc	USA	Aviva Premier (SAS)	France
Aviva Investors North America Inc.	USA	Aviva Previdenza S.p.A	Italy
Aviva Investors Pacific Pty Limited	Australia	Aviva Public Private Finance Limited	United Kingdom
Aviva Investors Pensions Ltd	United Kingdom	Aviva Re Europe Limited	Ireland
Aviva Investors Poland SA	Poland	Aviva Re Limited	Bermuda
Aviva Investors Poland Towerzystwo		Aviva Re USA II, Inc.	USA
Funduszy Inwestysyjnych S.A.	Poland	Aviva Re USA, Inc.	USA
Aviva Investors Polish Retail GP Limited	United Kingdom	Aviva Re USA III, Inc	USA
Aviva Investors Properties Asia S.A.	Luxembourg	Aviva Re USA IV, Inc.	USA
Aviva Investors Properties Europe S.A.	Luxembourg	Aviva Re USA V, Inc	USA
Aviva Investors Property Developments Limited	United Kingdom	Aviva Real Estate Investors (Avalon), LLC	USA
Aviva Investors Property Fund Management Limited	United Kingdom	Aviva Real Estate Investors (Boyette), LLC	USA
Aviva Investors Real Estate France SA	France	Aviva Real Estate Investors (Compson Square), LLC	USA
Aviva Investors Real Estate Ltd	United Kingdom	Aviva Real Estate Investors (Dana Point) LLC	USA
Aviva Investors Securities Investment		Aviva Real Estate Investors (Egandale Point), LLC	USA
Company Limited	Taiwan	Aviva Real Estate Investors (Elmwood Park), LLC	USA
Aviva Investors Social Housing Limited	United Kingdom	Aviva Real Estate Investors (Falcon Landing), LLC	USA
Aviva Investors Social Housing GP Limited	United Kingdom	Aviva Real Estate Investors (Jourdan Crossing), LLC	USA
Aviva Investors Students Assets GP Limited	United Kingdom	Aviva Real Estate Investors (Lake Havasu), LLC	USA
Aviva Investors UK Fund Services Limited	United Kingdom	Aviva Real Estate Investors (Lombard ), LLC	USA
Aviva Investors UK Funds Limited	United Kingdom	Aviva Real Estate Investors (Marketplace), LLC	USA
Aviva Investors UK Nominees Limited	United Kingdom	Aviva Real Estate Investors (Melrose), LLC	USA
Aviva Investors UK Real Estate Recovery		Aviva Real Estate Investors (Renaissance), LLC	USA
(General Partner) Limited	United Kingdom	Aviva Real Property Holdings, LLC	USA
Aviva Investors UK Real Estate Recovery		Aviva Regional Operating Headquarters
(Nominee Two) Limited	United Kingdom	& Customer Services (Pvt) Ltd (AROH)	Sri Lanka
Aviva Investors UK Real Estate Recovery		Aviva Risk Management Solutions UK Limited	United Kingdom
(Nominee) Limited	United Kingdom	Aviva Securite Europe SICAV	France
Aviva Italia Holding SpA	Italy	Aviva Securities, LLC	USA
Aviva Italia SpA	Italy	Aviva Services Management Limited	Ireland
Aviva Life & Pensions Europe S.E.	Ireland	Aviva Services Payment Limited	Ireland
Aviva Life & Pensions Ireland Limited	Ireland	Aviva Services Sp. z o. o.	Poland
Aviva Life & Pensions UK Limited	United Kingdom	Aviva Servicos Compartidos AIE	Spain
Aviva Life and Annuity Company	USA	Aviva Share Account Limited	United Kingdom
Aviva Life and Annuity Company of New York	USA	Aviva Sigorta AS	Turkey
Aviva Life Holdings Ireland Limited	Ireland	Aviva Solutions SAS	France
Aviva Life Holdings UK Limited	United Kingdom	Aviva Sp. z.o.o.	Poland
Aviva Life Insurance Company India Limited	India	Aviva SpA	Italy
Aviva Life Insurance Company Ltd.	Hong Kong	Aviva Staff Pension Trustee Limited	United Kingdom
Aviva Life International Limited	Ireland	Aviva Towarzystwo Ubezpieczen na Zycie S.A.	Poland
Aviva Life Investments UK Limited	Scotland	Aviva Towarzystwo Ubezpieczen Ogolnych S.A.	Poland
Aviva Life Services Ireland Limited	Ireland	Aviva Training & Services SRL	Romania
Aviva Life Services UK Limited	United Kingdom	Aviva Trust Company Channel Islands Limited	Jersey
Aviva Life SpA	Italy	Aviva Trustee Company Ireland Limited	Ireland
		Aviva UK Limited	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION	COMPANY NAME	COUNTRY OF REGISTRATION
Aviva UKGI Investments Limited	United Kingdom	Commercial Union Capital Limited	United Kingdom
Aviva USA Corporation	USA	Commercial Union Corporate Member Limited	United Kingdom
Aviva Valeurs Française SICAV	France	Commercial Union do Brasil Representacoes Limitada	Brazil
Aviva Valeurs Immobilieres SICAV	France	Commercial Union Finance BV	Netherlands
Aviva Vida y Pensiones S.A. de seguros y		Commercial Union Life Assurance
reaseguros (Sociedad Unipersonal)	Spain	Company Ltd.	United Kingdom
Aviva Vie SA	France	Commercial Union Nominee Holdings Limited	United Kingdom
Aviva Vita SpA	Italy	Commercial Union Trustees Limited	United Kingdom
Aviva Warranty Services Inc		Cornerford Limited	United Kingdom
Aviva Wrap Group UK Limited	United Kingdom	Creative Marketing International Corporation	USA
Aviva Wrap UK Limited	United Kingdom	Croissance Immo SCPI	France
Aviva zivotni pojist’ovna a.s.	Czech Republic	Croissance Pierre 2 SA	France
Aviva-COFCO Life Insurance Company Ltd	China	Croissance Pierre SCI	France
AvivaSA Emeklilik ve Hayat A.S.	Turkey	Curelife Limited	Bermuda
AYLESBURY ONE LTD	United Kingdom	CXG Aviva Corporación CaixaGalicia
AYLESBURY TWO LTD	United Kingdom	de Seguros y Reaseguros, S.A.	Spain
Banca Network Investimenti SpA	Italy	Czar Management Limited	Ireland
Barwell Business Park Nominee Ltd.	United Kingdom	Daedalus Fund plc	Ireland
Bay-Mill Specialty Insurance Adjusters Inc	Canada	Daedalus Structured Finance Opportunity Company	Ireland
Betelgeuse (SICAV)	France	Designer Retail Outlet Centres
Bluecycle.com Limited	United Kingdom	(General Partner) Ltd/The	United Kingdom
Blueprint (General Partner) Limited	England	Designer Retail Outlet Centres (Livingston)
Blueprint (Nominees) Limited	United Kingdom	General Partner Limited/The	United Kingdom
BMG (Livingston) General Partner Limited	United Kingdom	Designer Retail Outlet Centres (Mansfield)
BMG (Mansfield) General Partner Limited	United Kingdom	General Partner Limited/The	United Kingdom
BMG (Mansfield) Limited	United Kingdom	Designer Retail Outlet Centres (York)
BMG (York) General Partner Limited	United Kingdom	General Partner Limited/The	United Kingdom
BMG (York) Limited	United Kingdom	Devon Nominees (No. 1) Limited	United Kingdom
BMG (York) Partnership Trustco Limited	United Kingdom	Devon Nominees (No. 2) Limited	United Kingdom
Broadwell Oldbury Limited	Jersey	Devon Nominees (No. 3) Limited	United Kingdom
Brokers International Ltd.	USA	dollarDex Investments Pte Ltd	Singapore
Bristol and Bath Science Park Estate		DROC Livingston CP Limited	United Kingdom
Management Company Limited	United Kingdom	East Point Reinsurance Company of
Building A Future (Newham Schools) Limited	United Kingdom	Hong Kong Limited	Hong Kong
BZ WBK - Aviva Towarzystwo Ubezpieczen na Zycie SA	Poland	Ebisu Investments Limited	United Kingdom
BZ WBK - Aviva Towarzystwo Ubezpieczen Ogolnych SA	Poland	Elite Insurance Company	Canada
Caja Espana Vida, Compania de Seguros y Reaseguros	Spain	EPI NU Sarl	Luxembourg
Caja Granada Vida, de Seguros y Reaseguros, SA.	Spain	Eurofil SA	France
Caja Murcia Vida y Pensiones, de Seguros y		Eurovita Assicurazioni SpA	Italy
Reaseguros S.A.	Spain	Exeter Estates Ltd	Bahamas
Cambridge Retail Park (Nominee No.2) Limited	Jersey	Finoa srl	Italy
Cambridge Retail Park (Nominee) Limited	Jersey	First-Aviva Life Insurance Co., Ltd	Taiwan
Cambridge Close Aylesbury Limited	Jersey	GA Life Property Ireland Ltd.	Ireland
Cambridge Retail Park (GP) Limited	Jersey	Galleries Bristol Nominee No.2 Ltd. / The	United Kingdom
Cardiff Bay (CPS) Limited	United Kingdom	General Accident Developments Limited	United Kingdom
Cardiff Bay GP Limited	United Kingdom	General Accident Executor and Trustee
Cardiff Bay Nominee 1 Ltd	United Kingdom	Company Limited	United Kingdom
Cardiff Bay Nominee 2 Ltd	United Kingdom	General Accident Insurance Company
Carrilion-Igloo Limited	United Kingdom	of South Africa Ltd.	South Africa
Centaurus CER (Aviva Investors) Sarl	Luxembourg	General Accident plc	United Kingdom
Centralife Annuities Service, Inc.	USA	Gresham Insurance Company Limited	England
CGNU Life Assurance Ltd.	United Kingdom	Hamilton Insurance Company Limited	United Kingdom
CGU Bonus Limited	United Kingdom	Hamilton Life Assurance Company Limited	United Kingdom
CGU Group BV	Netherlands	Hand in Hand Insurance Services Limited	United Kingdom
CGU International Holdings BV	Netherlands	Hemel Hempstead Estate Management Ltd.	United Kingdom
CGU Project Services Private Limited	India	Hexagone Sarl	Luxembourg
CGU Underwriting Limited	United Kingdom	Hill House Hammond Limited	United Kingdom
Cheshire Oaks (Partnership Trustco) Limited	United Kingdom	Holloways Properties Limited	United Kingdom
CIMB Aviva Assurance Berhad	Malaysia	Hong Kong Reinsurance Company Limited	Hong Kong
CIMB Aviva Takaful Berhad	Malaysia	Howgate Four Limited	United Kingdom
Client One Securities LLC	USA	Howgate Freehold Limited	Jersey
Closed Joint Stock Insurance Company		Howgate Leasehold Limited	Jersey
“Aviva” (ZAo)	Russia	Howgate One Limited	United Kingdom
Colnbrook General Partner Limited	United Kingdom	Howgate Three Limited	United Kingdom
Colnbrook Nominee Limited	United Kingdom	Howgate Two Limited	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION	COMPANY NAME	COUNTRY OF REGISTRATION
Igloo Regeneration (Butcher Street) Limited	United Kingdom	North British and Mercantile Insurance
Igloo Regeneration (General Partner) Ltd.	United Kingdom	Company Limited	Scotland
Igloo Regeneration (Nominee) Limited	United Kingdom	Northern Assurance Company Limited /The	United Kingdom
Igloo Regeneration Developments		Norwepp (General Partner) Limited	United Kingdom
(General Partner) Limited	United Kingdom	Norwich Union (Mall GP) Limited	United Kingdom
Igloo Regeneration Developments		Norwich Union (Shareholder GP) Limited	United Kingdom
(Nominees) Limited	United Kingdom	Norwich Union Life Insurance
Inflective Asset Management, LLC	USA	Company Limited /The	United Kingdom
Insurance Agency Marketing Services, Inc.	USA	Norwich Union Limited	United Kingdom
Insurance Agent Service Inc	Canada	NU 3PS Limited	United Kingdom
IQUO Limited	United Kingdom	NU College For Canterbury Limited	United Kingdom
ISIG Brentford General Partner Limited	England	NU Developments (Brighton) Limited	United Kingdom
ISIS Waterside Regeneration		NU Library For Brighton Limited	United Kingdom
(General Partner) Limited	United Kingdom	NU Local Care Centres (Bradford) Limited	United Kingdom
ISIS Waterside Regeneration		NU Local Care Centres
(GP Nominee) Limited	United Kingdom	(Chichester No. 1) Limited	United Kingdom
Junction (General Partner) Limited/The	United Kingdom	NU Local Care Centres
Junction (Managing Member) Limited/The	United Kingdom	(Chichester No. 2) Limited	United Kingdom
Junction (Thurrock Shareholder GP)		NU Local Care Centres
Limited/The	United Kingdom	(Chichester No. 3) Limited	United Kingdom
Junction Nominee 1 Limited	United Kingdom	NU Local Care Centres
Junction Nominee 2 Limited	United Kingdom	(Chichester No. 4) Limited	United Kingdom
Junction Thurrock (General Partner)		NU Local Care Centres
Limited/The	United Kingdom	(Chichester No. 5) Limited	United Kingdom
Knockanevin Limited	Ireland	NU Local Care Centres
Lakeside Thurrock Limited	Jersey	(Chichester No. 6) Limited	United Kingdom
Lancashire & Yorkshire Reversionary		NU Local Care Centres (Farnham) Limited	United Kingdom
Interest Company Ltd. /The	United Kingdom	NU Local Care Centres (West Park) Limited	United Kingdom
Liberty One Limited	United Kingdom	NU Local Care Centres Limited	United Kingdom
Liberty Romford Limited	Jersey	NU Offices For Redcar Limited	United Kingdom
Liberty Two Limited	United Kingdom	NU Offices For Surrey Limited	United Kingdom
Lime Property Fund (General Partner) Limited	United Kingdom	NU Schools For Redbridge Limited	United Kingdom
Lime Property Fund (Nominee) Limited	United Kingdom	NU Technology and Learning Centres
Limited Liability Company “GI Financial Services”	Russia	(Hackney) Limited	United Kingdom
Limited Liability Company “InterTrust”	Russia	NU Technology and Learning Centres Limited	United Kingdom
Locamat SAS	France	NULAP Holdings Limited	Jersey
Logipierre 1 SCPI	France	NULH2 Ltd.	United Kingdom
Logipierre 3 SCPI	France	NUPPP (Care Technology and
Logipierre 6 SCPI	France	Learning Centres) Limited	United Kingdom
London and Edinburgh Insurance		NUPPP (GP) Limited	United Kingdom
Company Limited	United Kingdom	NUPPP Hard Services Limited	United Kingdom
Mall (General Partner) Limited/The	United Kingdom	NUPPP Nominees Limited	United Kingdom
Mall Nominee One Limited	United Kingdom	Ocean Marine Insurance Company
Mall Nominee Two Limited	United Kingdom	Limited /The	United Kingdom
Matchtrack Limited	United Kingdom	OHRA UK Ltd.	England
Matthew Parker Street		OIS Ontario Insurance Service Limited	Canada
(Nominee No 1) Limited	United Kingdom	Oldbury One Limited	United Kingdom
Matthew Parker Street		Oldbury Two Limited	United Kingdom
(Nominee No 2) Limited	United Kingdom	Opteven Assurances	France
Metropath Limited	United Kingdom	Opteven Services
Mill NU Developments		Orn Capital LLP	United Kingdom
(Conference Centre) Limited	United Kingdom	Orn Capital Management (Bermuda) Limited	Bermuda
Mill NU Properties Limited	United Kingdom	Orn Capital Services Limited	United Kingdom
Morfa General Partner Limited	United Kingdom	Orn Management Company Limited	Bermuda
Morfa Nominee Limited	United Kingdom	Paddington Central I (GP) Limited	United Kingdom
Morley Properties Limited	United Kingdom	Paddington Central II (GP) Limited	United Kingdom
National Home Warranty Group Inc.	Canada	Paddington Central III (GP) Ltd	United Kingdom
Navigator Investment Services Limited	Singapore	Paddington Central I Nominee Limited	United Kingdom
NDB AVIVA Wealth Management Limited	Sri Lanka	Paddington Central IV Property Adviser Ltd	United Kingdom
Netnerve Ltd.	United Kingdom	Paddingtoncentral Management
New Oxford Street (General Partner) Limited	United Kingdom	Company Limited	United Kingdom
New Oxford Street (Nominee) Limited	United Kingdom	Pallasades Birmingham Limited	Jersey
Ninesevenfive Limited (In Liquidation)	Scotland	PAN EUROPEAN WAREHOUSING G.P. LIMITED	England
Noac Life International Limited	Ireland	Parkridge C.E.R. II (General Partner) Limited	United Kingdom
Non-State Pension Fund “Aviva Pensions”	Russia	Parkridge CER II Holdings Sarl	Luxembourg

COMPANY NAME	COUNTRY OF REGISTRATION	COMPANY NAME	COUNTRY OF REGISTRATION
Pelayo Mondiale Vida de Seguros y Reaseguros SA	Spain	Serviced Offices UK Nominee Limited	United Kingdom
Petunia SpA	Italy	Services d’Assurance Youville Inc.	Canada
Pierrevenus SCPI	France	Shepperton Studios (General Partner) Limited	United Kingdom
Pilot Insurance Company	Canada	Societe Concessionnaire des Immeubles
Porth Teigr Management Company Limited	United Kingdom	de la Pepiniere SA	France
Portway Insurance PCC Limited	Guernsey	SOFRAGI	France
Premier Marine Managers		SOGESSUR SA	France
Insurance Group (Canada) Inc	Canada	Solus (London) Limited	United Kingdom
Pro-Form Insurance Services (B.C.) Inc.	Canada	Solus Automotive Limited	United Kingdom
PT Asuransi Aviva Indonesia	Indonesia	South Aylesford Retail Park
Quantum Property Partnership		(Nominee No.1) Limited	United Kingdom
(General Partner) Limited	United Kingdom	South Aylesford Retail Park
Quantum Property Partnership		(Nominee No.2) Limited	United Kingdom
(Nominee) Limited	United Kingdom	Southgate General Partner Limited	United Kingdom
Quarryvale One Ltd.	United Kingdom	Southgate LP (Nominee 1) Limited	United Kingdom
Quarryvale Three Ltd.	United Kingdom	Southgate LP (Nominee 2) Limited	United Kingdom
Queensgate (GP) Limited	United Kingdom	Square Brighton Limited/The	United Kingdom
Queensgate (Nominees 1) Limited	United Kingdom	St Andrews Quay Limited	Jersey
Queensgate (Nominees 2) Limited	United Kingdom	St Andrews Quay One Limited	United Kingdom
Quercus (General Partner) Ltd.	United Kingdom	St Andrews Quay Two Limited	United Kingdom
Quercus (Nursing Homes No. 2) Ltd.	United Kingdom	St. George's Retail Park
Quercus (Nursing Homes) Ltd.	United Kingdom	(Nominee No.1) Limited	United Kingdom
Quercus (West Bromwich) Ltd.	United Kingdom	St. George's Retail Park
Quercus (Westbury) Limited	United Kingdom	(Nominee No.2) Limited	United Kingdom
Quercus GP Holdco Limited	United Kingdom	Swan Valley Management Limited	United Kingdom
Quercus Housing (No. 1) Ltd.	United Kingdom	The Forum, Horsham (No.1) Limited	United Kingdom
Quercus Housing (No. 2) Ltd.	United Kingdom	The Forum, Horsham (No.2) Limited	United Kingdom
Quercus No. 2 (General Partner) Limited	United Kingdom	Thurrock Shares 1 Limited	United Kingdom
Quercus Nursing Homes 2001 (A) Ltd.	United Kingdom	Thurrock Shares 2 Limited	United Kingdom
Quercus Nursing Homes 2001 (B) Ltd.	United Kingdom	Traders General Insurance Company	Canada
Quercus Nursing Homes 2010 (C) Ltd.	United Kingdom	Trinity Aberdeen Limited	Jersey
Quercus Nursing Homes 2010 (D) Ltd.	United Kingdom	Trinity One Limited	United Kingdom
RAC PENSION TRUSTEES LIMITED	England	Trinity Trustee Company Ltd	United Kingdom
Rainbow Trust Management Limited	Sri Lanka	Trinity Two Limited	United Kingdom
Renfrew Limited	Jersey	Tyne Assets (No. 2) Limited	England
Renfrew One Limited	United Kingdom	Tyne Assets Limited	England
Renfrew Two Limited	United Kingdom	UAB Aviva Lietuva	Lithuania
Rugby Radio Station (General Partner) Limited	United Kingdom	Ufifrance Immobilier SCPI	France
Rugby Radio Station (Nominee) Limited	United Kingdom	Undershaft (AE No. 2) plc	United Kingdom
S&Y Insurance Company	Canada	Undershaft (AE No. 3) Limited	United Kingdom
Sapphire Actipark 1 Sarl	Luxembourg	Undershaft (AE No. 4) Limited	United Kingdom
Sapphire Actipark 2 Sarl	Luxembourg	Undershaft (No.1) Limited	United Kingdom
Sapphire Actipark SCI	France	Undershaft (No.2) BV	Netherlands
Sapphire Ile de France 1 Sarl	Luxembourg	Undershaft (NUCM) Limited	United Kingdom
Sapphire Ile de France 2 Sarl	Luxembourg	Undershaft (NULLA) Limited	United Kingdom
Sapphire Ile de France SCI	France	Undershaft (NUL) UK Limited	United Kingdom
Sapphire Lyon 1 Sarl	Luxembourg	Undershaft (Peak No.3) UK Limited
Sapphire Lyon 2 Sarl	Luxembourg	Undershaft Limited	United Kingdom
Sapphire Lyon SCI	France	Unicorp Vida, Compania de Seguros y Reaseguros	Spain
SC Aviva Societate de Administrare a unui		Union Financiere de France Banque	France
Fond de Pensii Privat SA	Romania	Unitair General Partner Limited	United Kingdom
SCI CARPE DIEM	France	Vanwall 2 Management Company Ltd.	United Kingdom
Scottish & York Insurance Co. Limited	Canada	Victoire Immo 1 SCI	France
Scottish Boiler and General Insurance		Victoire Sirius SICAV	France
Company Limited	United Kingdom	Victor Hugo 1 Sarl	Luxembourg
Second Unitholder (Junction) Limited	United Kingdom	Victor Hugo 2 Sarl	Luxembourg
Selborne One Limited	United Kingdom	Victor Hugo 3 SCI	France
Selborne Two Limited	United Kingdom	Victoria Reinsurance Company Ltd.	Barbados
Selborne Walthamstow Limited	Jersey	Vietinbank Aviva Life Insurance Company Limited	Vietnam
Selectinvie SCI	France	VIP Conseils SA	France
Selectipierre SC	France	Vision Park Management Limited	England
Selectipierre 1 SCPI	France	Vivas Financial Services Limited	Ireland
Selectipierre 2 SCPI	France	Voltaire SAS	France
Serviced Offices UK (Services) Limited	United Kingdom	WARP 4 General Partner Limited	United Kingdom
Serviced Offices UK GP Limited	United Kingdom	WARP 4 General Partner Nominees Limited	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION
Wayfarer Insurance Brokers Limited	Canada
Welsh Insurance Corporation Limited /The	United Kingdom
Wembley Limited	Jersey
Wood Green London Limited	Jersey
Wood Green One Limited	United Kingdom
Wood Green Two Limited	United Kingdom
Wood Lane (Stadium) Limited	United Kingdom
Woori Aviva Life Insurance Co. Ltd	S.Korea
World Auxiliary Insurance
Corporation Limited /The	United Kingdom
XEL RETAIL GROUP LIMITED	England
Yorkshire Insurance Company
Limited/The	United Kingdom